UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2004

Max Re Capital Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max Re House, 2 Front Street, Hamilton, BM		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(441) 296-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 4, 2004, the Registrant issued a news release regarding the estimated impact of Hurricanes Charley, Frances, Ivan and Jeanne on the Registrant's 2004 third quarter earnings. The news release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
On October 5, 2004, the Registrant issued a news release announcing the Registrant's 2004 third quarter earnings call. The news release is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The information in this Form 8-K and Exhibit shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd. (Registrant)

October 6, 2004	By:	Keith S. Hynes

Name: Keith S. Hynes
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-99.1	News Release of Max Re Capital Ltd. dated October 4, 2004
EX-99.2	News Release of Max Re Captial Ltd. dated October 5, 2004